Supplement to the

Fund	Ticker
PAS International Fund of Funds®	FILFX
PAS Small-Mid Cap Fund of Funds (formerly PAS Small Cap Fund of Funds®)	FSCFX
PAS U.S. Opportunity Fund of Funds®	FUSOX
PAS Income Opportunities Fund of Funds®	FPIOX
PAS Core Income Fund of Funds®	FPCIX

April 30, 2010
Prospectus

Proposed Reorganizations. The Boards of Trustees of Fidelity Rutland Square Trust and Fidelity Rutland Square Trust II have unanimously approved Agreements and Plans of Reorganization ("Agreements") between PAS International Fund of Funds, PAS Small-Mid Cap Fund of Funds, PAS U.S. Opportunity Fund of Funds, PAS Income Opportunities Fund of Funds, and PAS Core Income Fund of Funds (the Merging Funds), funds of Fidelity Rutland Square Trust, and Strategic Advisers International Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers Income Opportunities Fund, and Strategic Advisers Core Income Fund (the Surviving Funds), funds of Fidelity Rutland Square Trust II.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each of the Merging Funds in exchange for shares of the Surviving Funds equal in value to the relative net asset value of the outstanding shares of each of the Merging Funds. After the exchange, the Merging Funds will distribute the Surviving Funds' shares to its shareholders pro rata, in liquidation of the Merging Funds (these transactions are each referred to as a "Reorganization").

Each Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of the respective Merging Fund, as that term is defined under the Investment Company Act of 1940. Special Meetings (the "Meetings") of the Shareholders of each Merging Fund are expected to be held and approval of the Agreements will be voted on at that time. Shareholders of record will be entitled to vote. In connection with the Meetings, the Merging Funds will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing their respective Reorganizations and a Prospectus for each Surviving Fund.

PFOF-10-06 May 11, 2010
1.901567.107

If the Reorganizations and Agreements are approved at the Meetings and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to take place as soon as practicable after shareholder approval. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event a Merging Fund's shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and Strategic Advisers will consider other options for that fund.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganizations (and containing important information about fees, expenses and risk considerations) and a Prospectus for the Surviving Funds, please call 1-800-544-3455 after June 21, 2010. Each prospectus and the proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

The following information replaces the similar information for PAS Income Opportunities Fund of Funds found in the "Principal Investment Strategies" section on page 34.

The fund normally invests in a combination of Fidelity funds and non-affiliated funds that participate in Fidelity's FundsNetwork and non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) and funds managed by investment advisers other than Fidelity. The non-affiliated underlying funds pay Fidelity fees that typically are at an annual rate of 0.40% of a fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or charged on a per position basis, in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.